UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2008

ON Semiconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-30419	36-3840979
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ON Semiconductor Corporation 5005 E. McDowell Road Phoenix, Arizona	85008
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 602-244-6600

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events	2
Item 9.01 Financial Statements and Exhibits	2
SIGNATURE	3
EXHIBIT INDEX	4
INSTANCE DOCUMENT
SCHEMA DOCUMENT
CALCULATION LINKBASE DOCUMENT
LABELS LINKBASE DOCUMENT
PRESENTATION LINKBASE DOCUMENT
DEFINITION LINKBASE DOCUMENT

Item 8.01	Other Events.

Attached as Exhibit 100 to this report are the following financial statements from ON Semiconductor Corporation’s (the “Company”) Quarterly Report on Form 10-Q for the quarterly period ended June 27, 2008, filed with the Securities and Exchange Commission on August 6, 2008, formatted in XBRL (eXtensible Business Reporting Language): (i) the Consolidated Balance Sheets as of June 27, 2008 and December 31, 2007; (ii) the Consolidated Statements of Operations and Comprehensive Income for the quarter and six months ended June 27, 2008 and June 29, 2007; and (iii) the Consolidated Statements of Cash Flows for the quarter and six months ended June 27, 2008 and June 29, 2007. Users of this data are advised pursuant to Rule 401 of Regulation S-T that the financial and other information contained in the XBRL documents is unaudited and that these are not the official publicly filed financial statements of the Company. The purpose of submitting these XBRL formatted documents is to test the related format and technology and, as a result, investors should continue to rely on the official filed version of the furnished documents and not rely on the information in this Current Report on Form 8-K, including Exhibit 100, in making investment decisions.

In accordance with Rule 402 of Regulation S-T, the information in this Current Report on Form 8-K, including Exhibit 100, shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

100	The following financial statements from the Company’s Quarterly Report on Form 10-Q for the quarter ended June 27, 2008, filed on August 6, 2008, formatted in XBRL: (i) the Consolidated Balance Sheets as of June 27, 2008 and December 31, 2007; (ii) the Consolidated Statements of Operations and Comprehensive Income; and (iii) the Consolidated Statements of Cash Flows for the quarter and six months ended June 27, 2008 and June 29, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 8, 2008	ON SEMICONDUCTOR CORPORATION
(Registrant)

	By:	/s/ DONALD COLVIN
Donald Colvin Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

100	The following financial statements from the Company’s Quarterly Report on Form 10-Q for the quarter ended June 27, 2008, filed on August 6, 2008, formatted in XBRL: (i) the Consolidated Balance Sheets as of June 27, 2008 the Consolidated Statements of Cash Flows for the quarter and six months ended June 27, 2008 and June 29, 2007Consolidated Statements of Cash Flows for the quarter and six months ended June 27, 2008 and June 29, 2007.

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